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                                                                    EXHIBIT 10.3





         THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AS AMENDED, NOR UNDER THE SECURITIES LAWS OF ANY STATE. IT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THOSE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.


                        PRIME + 1% SUBORDINATED DEBENTURE
                                (the "DEBENTURE")


October 26, 1999                                                     $750,000.00


         FOR VALUE RECEIVED, Venus Exploration, Inc., a Delaware corporation (the "COMPANY"), hereby promises to pay to the order of Eugene L. Ames, Jr., or his heirs or assigns (the "DEBENTURE HOLDER") at 1250 N.E. Loop 410, Suite 1000, San Antonio, Texas 78209 the principal amount of $750,000.00, together with interest thereon calculated from the date shown above (the "ORIGINAL ISSUE DATE"), in accordance with the provisions of this Debenture.

         1.       Payment of Interest.

                  (a) Interest on the unpaid principal amount of this Debenture outstanding from time to time before maturity will accrue at the rate of the lower of (a) Prime plus one percent (1.0%) per annum, with said rate to be adjusted to reflect any change in the Prime rate at the time of such change, or
(b) the highest rate permitted by applicable law, but in no event shall interest contracted for, charged or received hereunder plus any other charges in connection herewith that constitute interest exceed the maximum interest permitted by applicable law. "Prime" shall be defined as the prime rate of interest charged by The Frost National Bank as established from time to time. Mature unpaid principal and interest shall bear interest from the date of maturity until paid at (a) the highest rate permitted by applicable law, or (b) if no such maximum rate is established by applicable law, at the rate stated above plus five percent (5%) per annum. Any accrued interest that for any reason has not theretofore been paid will be paid in full on the date on which the final principal payment under this Debenture is paid. Interest will accrue on any principal payment outstanding from time to time under this Debenture, until such time as payment thereof is actually delivered to the Debenture Holder. Interest shall be payable in cash only. If any payment is due on a day other than a day on which banks in Texas are open for banking business (a "BUSINESS


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DAY"), the Company shall be entitled to delay such payment until the next
Business Day, but interest shall continue to accrue until the payment is in fact made. Each payment or prepayment hereunder must be paid at the office of Debenture Holder at the address set forth herein.

                  (b) On November 1, 1999 and on the first day of each calendar month until April 1, 2004, (all of which dates, together with the date specified in Part 2(a) hereof, are "PAYMENT DATES"), all interest that has accrued on the unpaid principal amount of this Debenture or on any past due interest on this Debenture will become due and payable.

                  (c) All agreements and transactions between the Company and the Debenture Holder, whether now existing or hereafter arising, whether contained herein or in any other instrument, and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, prepayment, demand for prepayment or otherwise, shall the amount contracted for, charged or received by the Debenture Holder from the Company for the use, forbearance or detention of the principal indebtedness or interest hereof, that remains unpaid from time to time, exceed the maximum amount permissible under applicable law, it particularly being the intention of the parties hereto to conform strictly to the applicable law of usury. Any interest payable hereunder or under any other instrument relating to the indebtedness evidenced hereby that is in excess of the legal maximum, shall, in the event of acceleration of maturity, prepayment, demand for prepayment or otherwise, be automatically, as of the date of such acceleration, prepayment, demand or otherwise, applied to a reduction of the principal indebtedness hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal, such excess shall be refunded to the Company. To the extent not prohibited by law, determination of the legal maximum rate of interest shall at all times be made by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness, all interest at any time contracted for, charged or received from the Company in connection with the indebtedness, so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof.

         2.       Payment of Principal on Debenture.

                  The unpaid principal amount hereof shall be due and payable in one lump sum payment, together with any remaining accrued but unpaid interest, on the Maturity Date of this Debenture. The term "MATURITY DATE" shall be defined as April 1, 2004; provided, however, upon (i) the acceleration of any Senior Indebtedness (as herein defined); (ii) any action by the Company causing it to cease to be subject to the reporting requirements of Sections 12 or 15(d) of the Securities Exchange Act of 1934; or (iii) incurring any Senior Indebtedness except in conformity with the requirements of Part 9, the Debenture Holder, in any such event, may by written notice to the Company, declare that the Maturity Date shall be the date of the consummation or closing or occurrence of such transaction or event.

         3.       Security and Subordination.

                  (a)      This Debenture shall be unsecured.



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                  (b) The Company irrevocably covenants and agrees, and the
Debenture Holder, by his acceptance of the Debenture, likewise irrevocably covenants and agrees, that the payment of the principal of and interest on this Debenture is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior indefeasible payment and/or cancellation (as shall be appropriate) in full of all Senior Indebtedness (as hereinafter defined). The provisions of this Part Three are made for the benefit of the holders of Senior Indebtedness, and such holders shall, at any time, be entitled to enforce such provisions against the Company or Debenture Holder. No holder of any Senior Indebtedness shall be deemed to owe any fiduciary duty or any other obligation to the Company or any holder of this Debenture now or at any time hereafter.

                  (c) No payment on account of principal, premium, if any, or interest on this Debenture shall be made if, at the time of such payment or immediately after giving effect thereto, (i) there shall exist a default in the payment of principal, premium, if any, or interest with respect to any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal, premium, if any, or interest) with respect to any Senior Indebtedness or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, and such event of default shall not have been cured or waived or shall not have ceased to exist within the terms of any such Senior Indebtedness. Notwithstanding the immediately preceding sentence, at such time as any event of default therein described shall have been cured or waived, all payments due under this Debenture that were held in abeyance by reason of such sentence shall be paid within five business days thereafter, and all future payments called for under other applicable provisions of this Debenture shall be payable in accordance with their terms.

                  (d)(i)   In the event of:

                           (a) any acceleration of the payment amount due on
this Debenture;

                           (b) any payment or distribution of assets of the
Company of any kind or character, whether in cash, property or securities of the Company upon any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relative to the Company or its creditors or its property;

                           (c) any proceeding for voluntary liquidation,
dissolution or other winding up of the Company whether or not involving insolvency or bankruptcy proceedings; or

                           (d) any assignment for the benefit of creditors or
any marshaling of the assets of the Company, then and in any such event,

                                             (A) all Senior Indebtedness
(including interest accruing on such Senior Indebtedness after the date of filing a petition or other action commencing any such proceeding) shall first be paid in full, or have provision made for payment and/or cancellation (as shall be appropriate) in full to the reasonable satisfaction of the holder of any Senior Indebtedness, before the holder of this Debenture is entitled to receive any payment on account of the principal of or premium, if any, or interest on the indebtedness evidenced by this Debenture, and



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                                             (B) any payment or distribution of
assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, provided the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Article Three with respect to this Debenture, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), to which the holder of this Debenture would be entitled except for the provisions of this Part 3, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of and premium, if any, and interest on, the Senior Indebtedness held or represented by each, to the extent necessary to make payment of and/or to cancel (as may be appropriate) in full all Senior Indebtedness remaining unpaid and/or outstanding (as the case may be), after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                           (ii) No payments on account of principal of or
interest on this Debenture shall be made unless full payment of amounts then due for principal of (including any sinking fund payment), premium, if any, and interest on all Senior Indebtedness has been made and/or canceled (as may be appropriate) or otherwise duly provided for to the reasonable satisfaction of each holder of any Senior Indebtedness.

                           (iii) In the event and during the continuation of any
default or event of default in respect of any Senior Indebtedness or under any agreement under which any Senior Indebtedness was issued continuing beyond the period of grace, if any, specified in such agreement, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company and no application of funds shall be made with respect to the principal of, or interest on, this Debenture.

                           (iv) In the event that, notwithstanding the
foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, provided that the rights of the holders of Senior Indebtedness are not altered by such reorganization or readjustment, the payment of which is subordinate, at least to the extent provided in this Part 3 with respect to this Debenture, to the payment of all Senior Indebtedness at the time outstanding and to the payment of all securities issued in exchange therefor to the holders of Senior Indebtedness at the time outstanding), shall be received by the Debenture Holder during the continuance of any event specified in this Part 3(c) prohibiting such payment and before all Senior Indebtedness is paid in full and/or canceled (as may be appropriate), or provision made for its payment to the reasonable satisfaction of each holder of any Senior Indebtedness, such payment or distribution subject to Part 3(c) shall be immediately paid by the holder hereof over to the holders of Senior Indebtedness (or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of



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such Senior Indebtedness may have been issued), upon their written request remaining unpaid or unprovided for as provided in the foregoing provisions of
Part 3(c), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

                           (v) Subject to the payment in full and/or
cancellation (as may be appropriate) of all Senior Indebtedness and the irrevocable and complete termination of all commitments and obligations to issue or fund any Senior Indebtedness (and not before such time), the Debenture Holder shall be subrogated equally and ratably with the holders of all Pari Passu Debt to all rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal of and interest on this Debenture shall be paid in full; and, for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of cash, property or securities distributable or paid over to the holders of Senior Indebtedness under the provisions hereof to which the Debenture Holder or a holder of Pari Passu Debt, or any trustee of Pari Passu Debt, would be entitled except for the provisions of this Part Three shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Debenture Holder or a holder of Pari Passu Debt, be deemed to be a payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Part Three are and are intended solely for the purpose of defining the relative rights of the Debenture Holder, the holders of Pari Passu Debt and the holders of the Senior Indebtedness.

                           (vi) Nothing contained in this Part 3 or elsewhere in
this Debenture is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness), and the Debenture Holder, the obligation of the Company, which is absolute and unconditional, to pay to the Debenture Holder hereof the principal and premium, if any, and interest hereon, as and when the same shall become due and payable in accordance with the terms hereof, or is intended to or shall affect the relative rights of the Debenture Holder hereof and other creditors of the Company other than the holders of the Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness), nor shall anything in this Debenture prevent the Debenture Holder from exercising all remedies otherwise permitted by applicable law upon the happening of any Event of Default under this Debenture, subject to the rights, if any, under this
Part 3 of the holders of Senior Indebtedness (and the persons and entities committed or obligated to issue or fund any Senior Indebtedness) in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                           (vii) The Company shall give prompt written notice to
the Debenture Holder of any event of default under any Senior Indebtedness or any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, assignment, marshaling of assets or similar proceedings of the Company within the meaning of this Part 3(d). Upon any payment or distribution of assets of the Company referred to in this Part 3, the Debenture Holder shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending or a certificate of the liquidating trustee or agent or other person making any distribution to the holder



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of this Debenture for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Three. If the Debenture Holder determines, in its sole discretion, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Part 3(d), such Debenture Holder may request such person to furnish evidence to the reasonable satisfaction of such Debenture Holder as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Part 3, and if such evidence is not furnished, such Debenture Holder may defer any payment to such person pending judicial determination as to the right of such person to receive such payment. Such Debenture Holder shall be entitled to rely on the delivery to it of a written notice by a person representing himself, herself or itself, to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that notice has been given by a holder of Senior Indebtedness or a trustee on behalf of any such holder. With respect to the holders of Senior Indebtedness, the Debenture Holder undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Part 3, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Debenture against the Debenture Holder. The Debenture Holder shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and in the absence of receipt of written request as provided for herein shall not be liable to any such holder if it shall retain or pay over to any other person, money or assets to which any holder of Senior Indebtedness shall be entitled pursuant to this Part 3 or otherwise.

                           (viii) Without notice to or the consent of the
Debenture Holder, the holders of the Senior Indebtedness or the persons or entities committed or obligated to issue or fund any Senior Indebtedness may at any time and from time to time, without impairing or releasing the subordination herein made, change the manner, place or terms of payment, or change or extend the time of payment of or renew or alter the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness, or amend or supplement in any manner any instrument evidencing the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness, any agreement pursuant to which the Senior Indebtedness was issued or incurred or any instrument securing or relating to the Senior Indebtedness or the commitment or obligation to issue or fund any Senior Indebtedness; release any person liable in any manner for the payment or collection of the Senior Indebtedness; exercise or refrain from exercising any rights in respect of the Senior Indebtedness against the Company or any other person, apply any money or other property paid by any person or released in any manner to the Senior Indebtedness; accept or release any security for the Senior Indebtedness; sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; or exercise or refrain from exercising any rights against the Company or any other person; all without thereby impairing in any respect the rights of such holders of Senior Indebtedness as provided in this Part 3.

                  (e) In the event that, notwithstanding the provisions of this
Part 3, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Debenture Holder, which payment or distribution the Debenture Holder is not entitled to receive pursuant to this Part 3, such payment or distribution



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shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of such Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any prior or concurrent payment on or distribution to or for the holder of such Senior Indebtedness.

                  (f) No right of any present or future holder of any Senior Indebtedness of the Company to enforce subordination, as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Debenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  (g) Subject to the payment in full of all Senior Indebtedness after an event of default with respect to Senior Indebtedness, the Debenture Holder (together with the holders of any other indebtedness of the Company which is not subordinate in right of payment to this Debenture and by its terms grants such right of subrogation to the holders thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distribution of assets of the Company made on the Senior Indebtedness until the principal, premium, if any, and interest on this Debenture shall be paid in full; and for the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Debenture Holder would be entitled except for these provisions shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Debenture Holder, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that these provisions are intended solely for the purpose of defining the relative rights of the Debenture Holder, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  (h) Nothing contained in these provisions is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Debenture Holder, the obligation of the Company, which shall be absolute and unconditional, to pay to the Debenture Holder the principal, premium, if any, and interest on this Debenture, as and when the same shall become due and payable in accordance with its terms, or to affect the relative rights of the Debenture Holder and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Debenture Holder from exercising all remedies otherwise permitted by applicable law, upon default, subject to the rights, if any, under these provisions of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                  (i) Nothing contained in this Part 3 or elsewhere in this Debenture, shall, however, affect the obligation of the Company to make, or prevent the Company from making, at any time, except as provided in this Part 3, payments of principal of or premium, if any, or interest on this Debenture.



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                  (j) The Debenture Holder by his acceptance hereof irrevocably authorizes and directs the Company on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Part 3 and appoints the Company his attorney-in-fact for such purpose.

                  (k) Notwithstanding anything herein contained to the contrary, all the provisions of this Debenture shall, except as otherwise provided herein, be subject to the provisions of this Part 3, so far as the same may be applicable thereto.

                  (l) (i) The term "PARI PASSU DEBT" shall mean any indebtedness of the Company heretofore or hereafter created which, by the terms of the instrument by which such indebtedness is created or evidenced, ranks pari passu in right of payment with this Debenture and is entitled to like rights of subrogation. The debt to the six note holders of the 7.0% Convertible Subordinated Notes with an aggregate principal amount of $1,000,000 that were issued by the Company in the first half of 1999 is expressly agreed to be Pari Passu Debt.

                           (ii) The term "SENIOR INDEBTEDNESS" shall mean the
following, whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed, (a) the principal of, premium if any, and interest on (i) indebtedness of the Company for money borrowed (other than this Debenture, but including any indebtedness owed to the Senior Bank Lenders), (ii) indebtedness of the Company evidenced by bonds, notes, debentures or similar obligations (other than this Debenture and any other unsecured note issued in connection with the acquisition of substantially all of the assets or stock of an ongoing business by the Company to the sellers of such assets or stock),
(iii) capitalized lease obligations, (iv) indebtedness or obligations incurred, assumed or guaranteed by the Company in connection with the acquisition or improvement of any property or asset or the acquisition by it or by a Subsidiary or any business, (v) indebtedness of others of the kinds described in the clauses (i), (ii), (iii), and (iv) above, assumed or guaranteed by the Company or in effect guaranteed by the Company through an agreement to purchase or otherwise, (vi) obligations which would be classified as liabilities on the balance sheet of the Company in accordance with generally accepted accounting principles, evidencing the purchase price for the acquisition of assets of any kind, tangible or intangible, by the Company, except in the ordinary course of business; unless in each case referred to in clauses (i), (ii), (iii), (iv), (v) and (vi) above, by the terms of the instruments creating or evidencing the indebtedness or obligation it is expressly provided that such indebtedness is Pari Passu Debt or Junior Indebtedness under this Debenture, (b) any other indebtedness, liability or obligation, contingent or otherwise other than that arising pursuant to this Debenture, of the Company (any such indebtedness, liability or obligation being hereinafter in this definition referred to as an "Obligation"), and any guaranty, endorsement or other contingent obligation in respect of any Obligation of another, which is created, assumed or incurred by the Company after the date of this Debenture and which, when created, assumed or incurred, is specifically designated by the Company as Senior Indebtedness for the purposes hereof in the instrument creating or evidencing the Company's liability with respect to the Obligations of another, and (c) any increases, refundings, renewals, rearrangements or extensions of and amendments, modifications and supplements to any indebtedness, liability or obligation described in clauses (a) or (b) above.



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                           (iii) The term "SENIOR BANK LENDERS" means any
commercial lending institution or group of commercial lending institutions that are or become parties to the Company's principal working capital, acquisition financing or long-term debt credit facilities.

                           (iv) "JUNIOR INDEBTEDNESS" means any indebtedness
expressly subordinated to this Debenture.
         4.       Exchange.

                  (a) If, at any time during the term of this Debenture, the Company issues a Preferred Term Security (as that term is defined in Part 4(b) below), the Company shall promptly notify the Debenture Holder thereof, and the Debenture Holder shall have the right, at his option, exercisable within 10 days of notice of such issuance, to exchange this Debenture for a new Debenture representing all unpaid principal and accrued but unpaid interest under this Debenture, but having such other terms and conditions as are at least as favorable to the Debenture Holder as those set forth in the Preferred Term Security.

                  (b) A "PREFERRED TERM SECURITY" shall be defined as a subordinated debenture or other similar security bearing any of the following terms and conditions when compared with this Debenture: (i) a higher stated interest rate; or (ii) a higher premium upon early redemption by the Company.

         5.       Redemption.

                  (a) Beginning on the Original Issue Date, the Company shall have the right, at its option, to redeem this Debenture for cash. The redemption price shall be the principal amount of this Debenture outstanding upon redemption, plus accrued but unpaid interest.

                  (b) Redemption shall be effective under this Part 5 thirty
(30) days following the date the Company provides written notice to the Debenture Holder of its election to redeem the Debenture.

                  (c) The Company shall also redeem the Debenture for cash upon notice from the Debenture Holder if the following condition has been met. That condition is that, after the Original Issue Date, the Company has received net proceeds sufficient to pay all obligations under this Debenture from (i) the sale of substantially all of its properties in Jackson Parish, Louisiana (those properties are referred to as the "Vernon Field assets"), or (ii) the sale of equity securities. In the first case; i.e., the sale of the Vernon Field assets, it is specifically agreed that the determination of net proceeds is after the repayment of all debt and obligations incurred in connection with the acquisition of the interest. Since the interest in the Vernon Field assets is currently owned by EXUS Energy, LLC, of which the Company owns 50%, those debts and obligations include those that are incurred under the $8 million convertible promissory note payable by the Company to EXCO Resources, Inc., and those that are incurred under the EXUS credit facility with NationsBank, N.A., to the extent that they burden the Company's interest in the Vernon Field assets.



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         6. Use of Proceeds. The Company may use the proceeds of this Debenture for general corporate purposes or any other purpose that it may deem appropriate or necessary.

         7.       Right of First Offer.

                  (a) Except as authorized by Part 7(c) below, whenever the Debenture Holder desires to sell the Debenture, the Debenture Holder shall first give written notice (the "ROFO NOTICE") to the Company to such effect, specifying that the Debenture Holder wishes to sell the Debenture and the terms (including the consideration) upon which the Debenture Holder proposes to agree to sell the Debenture. Upon receipt of the ROFO Notice, the Company (pursuant to the vote of a majority of the disinterested members of the Board of Directors) shall have the first right and option to purchase the Debenture for cash at the price specified in the ROFO Notice, exercisable for 15 business days after receipt of the ROFO Notice. Failure of the Company to respond to the ROFO Notice within such 15-day period shall be deemed to constitute a notification to the Debenture Holder of the Company's decision not to exercise its right and option to purchase the Debenture under this Part 7(a). If the Company elects not to purchase the Debenture, the Debenture Holder may sell the Debenture within 90 days to any person on substantially the same terms and for the same or greater consideration as the Debenture Holder offered the Company in the ROFO Notice.

                  (b) If the consideration for the sale of the Debenture includes non-cash consideration, the dollar value of such non-cash consideration shall be its Fair Market Value as determined by a majority of the disinterested members of the Board of Directors of the Company (the "FAIR MARKET VALUE"). For the purpose of determining the Fair Market Value, the Company and the Debenture Holder shall each select a qualified appraiser as soon as possible after the end of the 30-day period to appraise the Fair Market Value. Each of the two appraisers shall, as soon as reasonably possible thereafter select a third appraiser and the average of the two appraised values closest in value shall be the Fair Market Value. All costs of the appraisal shall be paid by the Company.

                  (c) Notwithstanding the preceding provisions of this Part 7, the Debenture Holder may transfer the Debenture free of any restrictions and requirements of this Part 7 to his spouse or children, or to a trust, partnership or other business entity for the exclusive benefit of the Debenture Holder or the Debenture Holder's spouse or children; provided, however, that the provisions of this Part 7 shall remain in full effect in respect of any disposition by such successor Debenture Holder.

         8.       Events of Default.

         For purposes of this Debenture, an Event of Default will be deemed to have occurred if:

                  (a) the Company fails to pay when due the full amount of any principal or interest on the Debenture at maturity or by acceleration or otherwise and such failure continues for more than three business days;

                  (b) the Company fails to perform or observe any other material covenant or agreement set forth herein;

                  (c) the Company fails to make any payment when due on any other indebtedness or security or any event shall occur or any condition shall exist in respect of any such indebtedness or security, or under any agreement securing or relating to any such indebtedness or security, the affect of which is to cause any holder of such indebtedness or security or a trustee to cause the acceleration of any such indebtedness or security. As used herein, the term "SECURITY" as the meaning given such term under the Securities Act of 1933;

                  (d) any representation or warranty contained in this Debenture, or any information contained in filings made as of the Original Issue Date by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, is false or misleading in any material respect on the date made or furnished;

                  (e) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company bankrupt or insolvent; or the Company petitions or applies to any tribunal for the appointment of a trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced against the Company and either (X) the Company takes any action indicating its approval thereof, consent thereto, or acquiescence therein or (Y) such petition, application or proceeding is not dismissed within 45 days;

                  (f) a judgment not covered by insurance, which, with other outstanding judgments undischarged against the Company, exceeds in the aggregate $25,000, is rendered against the Company and, within ten days after entry thereof, such judgment is not discharged or satisfied or execution thereof stayed pending appeal, or within ten days after the expiration of any such stay, such judgment is not discharged or satisfied; or

         If an Event of Default of the type described in Part 8(b) above has occurred and continues for a period of 15 days, or if any other Event of Default has occurred, the Debenture Holder may demand (by written notice delivered to the Company) immediate repayment of all or any portion of the principal amount hereof and payment of all accrued and unpaid interest hereon. If any Event of Default exists, the Debenture Holder will also have any other rights that such holder may have been afforded under any contract or agreement at any time and any other rights that such holder may have pursuant to applicable law.

         9. Indebtedness. The Company warrants and represents to the Debenture Holder that as of the Original Issue Date, the Company is not in default under any indebtedness, including without limitation any Senior Indebtedness. Without the prior written consent of the Debenture Holder, the Company agrees after the Original Issue Date and continuing until this Debenture is paid in full not to incur any Senior Indebtedness other than indebtedness incurred from time to time under the Company's senior secured credit facility with Wells Fargo Bank (Texas), N.A. or any successor facility thereto; provided, however, any such successor facility shall not provide for maximum draws in excess of the maximum amount provided as of the Original Issue Date under the Wells Fargo Bank (Texas), N.A. facility.



         10.      Debenture Holder's Representations and Warranties.

                  (a) Investment Purpose. Debenture Holder is acquiring the Debenture to be issued (the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Act; provided, however, that by making the representations herein, such Debenture Holder does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Act.

                  (b) Accredited Investor Status. Debenture Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Act.

                  (c) Reliance on Exemptions. Debenture Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Debenture Holder's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Debenture Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Debenture Holder to acquire the Securities.

                  (d) Information. Debenture Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by Debenture Holder. Debenture Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Debenture Holder or its advisors, if any, or its representatives shall modify, amend or affect Debenture Holder's right to rely on the completeness and accuracy of the materials provided to Debenture Holder by or on behalf of the Company with respect to the transactions contemplated hereby or on the Company's representations and warranties contained in this Agreement. Debenture Holder understands that its investment in the Securities involves a high degree of risk. Debenture Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

                  (e) No Governmental Review. Debenture Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                  (f) Transfer or Resale. Debenture Holder understands that: (i) the Securities have not been and are not being registered under the Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) Debenture Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that the Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, (C) Debenture Holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Act (or a successor rule thereto) ("RULE 144");
(ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Act) may require compliance with some other exemption under the Act or the rules and regulations of the SEC thereunder; and
(iii) neither the Company nor any other person is under any obligation to register such Securities under the Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, or (D) such transferee or assignee is an affiliate controlled by Debenture Holder.

                  (g) Residency. Debenture Holder is a resident of Texas.

         11. Amendment. This Debenture may be amended by the Company only if the Company has obtained the written consent of the Debenture Holder.

         12. Cancellation. After all principal and accrued interest at any time owed on this Debenture has been paid in full, this Debenture will be surrendered to the Company for cancellation and will not be reissued.

         13. Waiver of Notice, etc. The Company hereby waives presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance and enforcement of this Debenture and assents to extension of the time of payment or forbearance or other indulgence without notice.

         14. Collection Costs. In addition to and not in limitation of the foregoing, the Company further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the Debenture Holder upon the collection of this Debenture and any amounts payable hereunder which are not paid when due.

         15. Governing Law; Venue. All questions concerning the construction, validity and interpretations of this Debenture will be governed by the internal laws, and not the law of conflicts, of the State of Texas. It is the intention of the parties that proper venue for any action, suit or proceeding arising pursuant to this Agreement or any exhibit hereto or in connection with the transactions contemplated herein or therein shall be in Bexar County, Texas. Each party agrees that any such action, suit or proceeding shall be brought before a state or federal court sitting in the City of San Antonio, Bexar County, Texas and waives any objection to venue in such court. Each party waives the right to demand a jury in any action, suit or proceeding arising pursuant to this Agreement or any exhibit hereto or in connection with the transactions contemplated herein or therein.




         IN WITNESS WHEREOF, the Company has executed and delivered this Debenture on October 26, 1999.


                                           VENUS EXPLORATION, INC.



                                           By: /s/ John Y. Ames
                                              --------------------------------
                                               John Y. Ames, President



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